UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2018

pdvWireless, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)

(973) 771-0300
Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.  Results of Operations and Financial Condition.

On August 10, 2018,  pdvWireless, Inc. (the “Company”) issued a press release announcing financial results for its first fiscal quarter ended June  30, 2018. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Augu
Exhibit No.	Description

99.1	Press Release, dated August 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

pdvWireless, Inc.

Date: August 10, 2018	/s/ Morgan E. O’Brien
Morgan E. O’Brien
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 10, 2018.